SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C.  20549

                                         FORM 8-K

                     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                            THE SECURITIES EXCHANGE ACT OF 1934

                              Date of Report:  March 3, 1999


                                MAXXAM GROUP HOLDINGS INC.
                  (Exact name of Registrant as Specified in its Charter)


                                         DELAWARE
                      (State or other jurisdiction of incorporation)


                                         333-18723
                                 (Commission File Number)


                                        76-0518669
                          (I.R.S. Employer Identification Number)


        5847 SAN FELIPE, SUITE 2600                                77057
              HOUSTON, TEXAS                                    (Zip Code)
           (Address of Principal
            Executive Offices)


Registrant's telephone number, including area code:  (713) 975-7600


ITEM 5.     OTHER EVENTS

            Attached hereto as Exhibit 99.1 is a press release announcing that The Pacific Lumber Company, an indirect wholly owned subsidiary of the Registrant, consummated the Headwaters Agreement. This press release is being filed with the Securities and Exchange Commission pursuant to Rule 135c under the Securities Act of 1933.

                                        SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MAXXAM GROUP HOLDINGS INC.
                                                         (Registrant)


Date:  March 3, 1999                By:              /S/ PAUL N. SCHWARTZ
                                                       Paul N. Schwartz
                                                 President and Chief Financial
                                                            Officer